UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 9, 2014

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-5418

Delaware	41-0617000
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On July 9, 2014, SUPERVALU INC. (the “Company”) announced that it had begun supplying the first of 18 Rainbow stores that are being acquired as part of the transactions that were announced on May 7, 2014 between RBF, LLC and Roundy’s Supermarkets, Inc. and a consortium of the Company and four Twin Cities-based independent retailers.  The Company also announced that the remaining store conversions were expected to be completed on a staggered basis over the following two weeks.  Following the store conversions, the Company will supply all 18 of the acquired stores out of its Hopkins, Minnesota distribution center.

A copy of the News Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	News Release of SUPERVALU INC. issued on July 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

Dated July 11, 2014	By:	/s/Karla C. Robertson
Karla C. Robertson
Executive Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release of SUPERVALU INC. issued on July 9, 2014.